Exhibit 10.30

Execution Version

January 6, 2025

STRICTLY CONFIDENTIAL

Lifeward Ltd.
200 Donald Lynch Blvd.
Marlborough, MA 01752

Attn: Larry Jasinski, Chief Executive Officer

Dear Mr. Jasinski:

This letter agreement (this “Agreement”) constitutes the agreement between Lifeward Ltd. (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”), that Wainwright shall serve as the exclusive underwriter, agent or advisor in any offering of securities of the Company (the “Securities”) during the Term (as hereinafter defined) of this Agreement, including, but not limited to, a so-called at-the-market facility (“ATM”) (each, an “Offering”). The terms of each Offering and the Securities issued in connection therewith shall be mutually agreed upon by the Company and Wainwright and nothing herein implies that Wainwright would have the power or authority to bind the Company and nothing herein implies that the Company shall have an obligation to issue any Securities. It is understood that Wainwright’s assistance in an Offering will be subject to the satisfactory completion of such investigation and inquiry into the affairs of the Company as Wainwright deems appropriate under the circumstances and to the receipt of all internal approvals of Wainwright in connection with an Offering. The Company expressly acknowledges and agrees that Wainwright’s involvement in an Offering is strictly on a reasonable best efforts basis and that the consummation of an Offering will be subject to, among other things, market conditions. The execution of this Agreement does not constitute a commitment by Wainwright to purchase the Securities and does not ensure a successful Offering of the Securities or the success of Wainwright with respect to securing any other financing on behalf of the Company. Wainwright may retain other underwriters, brokers, dealers or agents on its behalf in connection with an Offering.

A.          Compensation; Reimbursement.          The Company shall compensate Wainwright, as follows:

1.
Cash Fee. The Company shall pay to Wainwright a cash fee, or as to an underwritten Offering an underwriter discount, equal to 7.0% of the aggregate gross proceeds raised at each closing of each Offering (each, a “Closing”); provided, however, that the cash fee for an ATM shall equal 3.0% of the aggregate gross proceeds raised in each takedown pursuant to an ATM. In addition, upon the exercise for cash of any privately-placed, unregistered warrants issued to investors in an Offering, the Company shall pay Wainwright, within five (5) business days of the Company’s receipt of the exercise price, (i) a cash fee of 7.0% of the aggregate gross exercise price paid in cash with respect thereto; and (ii) a management fee of 1.0% of the aggregate gross exercise price paid in cash with respect thereto.

2.
Warrant Coverage. The Company shall issue to Wainwright or its designees at each Closing, warrants (the “Wainwright Warrants”) to purchase that number of ordinary shares of the Company equal to 6.0% of the aggregate number of ordinary shares (or ordinary share equivalent, if applicable) placed in each Offering (and if an Offering includes a “greenshoe” or “additional investment” component, such number of ordinary shares underlying such “greenshoe” or “additional investment” component, with the Wainwright Warrants issuable upon the exercise of such component); provided, however, that no warrants will be issued to Wainwright in connection with an ATM. If the Securities included in an Offering are convertible, the Wainwright Warrants shall be determined by dividing the gross proceeds raised in such Offering by the Offering Price (as defined hereunder). The Wainwright Warrants shall be in a customary form reasonably acceptable to Wainwright, have a term of five (5) years and an exercise price equal to 125% of the offering price per share (or unit, if applicable) in the applicable Offering and if such offering price is not available, the market price of the ordinary shares on the date an Offering is commenced (such price, the “Offering Price”). If warrants are issued to investors in an Offering, the Wainwright Warrants shall have the same terms as the warrants issued to investors in the applicable Offering, except that such Wainwright Warrants shall have an exercise price equal to 125% of the Offering Price. In addition, upon the exercise for cash of any privately-placed, unregistered warrants issued to investors in an Offering, the Company shall issue to Wainwright (or its designees), within five (5) business days of the Company’s receipt of the exercise price, the Wainwright Warrants to purchase that number of ordinary shares of the Company equal to 6.0% of the aggregate number of such ordinary shares underlying such warrants that have been so exercised and such Wainwright Warrants will be in the same form and terms as the Wainwright Warrants originally issued in the applicable Offering.

3.
Expense Allowance. Out of the proceeds of each Closing, the Company also agrees to pay Wainwright (a) a management fee equal to 1.0% of the gross proceeds raised in each Offering; (b) $35,000 for non-accountable expenses (to be increased to $50,000 in case a public Offering is contemplated or consummated); (c) up to $50,000 for fees and expenses of legal counsel and other out-of-pocket expenses (to be increased to $100,000 in case a public Offering is contemplated or consummated); plus the additional amount payable by the Company pursuant to Paragraph D.4 hereunder and, if applicable, the costs associated with the use of a third-party electronic road show service (such as NetRoadshow) in an amount not to exceed $3,500; provided, however, that such amounts in no way limit or impair the indemnification and contribution provisions of this Agreement.

Notwithstanding anything to the contrary included in the preceding paragraph, in connection with an ATM, the Company shall pay Wainwright up to $75,000 for fees and expenses of its legal counsel in addition to any other out-of-pocket expenses that will be incurred by the Company and Wainwright in connection with the set-up, execution, performance and maintenance of the ATM.

4.
Tail. Wainwright shall be entitled to compensation under clauses (1) and (2) hereunder, calculated in the manner set forth therein, with respect to any public or private offering or other financing or capital-raising transaction of any kind (“Tail Financing”) to the extent that any capital or funds in such Tail Financing is provided to the Company directly or indirectly by investors whom Wainwright had contacted directly during the Term or introduced directly to the Company during the Term, if such Tail Financing is consummated at any time within the 12-month period following the expiration or termination of this Agreement. Wainwright shall provide the Company with a list of investors who are subject to this tail provision as soon as reasonably practicable following the expiration or termination of this Agreement upon the Company’s request.

5.
Right of First Refusal. If, from the date hereof until the 12-month anniversary following consummation of each Offering (subject to FINRA Rule 5110(g)(6)(A)), the Company or any of its subsidiaries (a) decides to dispose of or acquire business units or acquire any of its outstanding securities or make any exchange or tender offer or enter into a merger, consolidation or other business combination or any recapitalization, reorganization, restructuring or other similar transaction, including, without limitation, an extraordinary dividend or distributions or a spin-off or split-off, Wainwright (or any affiliate designated by Wainwright) shall have the right to act as the Company’s exclusive financial advisor for any such transaction; or (b) decides to raise funds by means of a public offering (including ATMs) or a private placement or any other capital-raising financing of equity, equity-linked or debt securities (excluding, for the avoidance of doubt, a straight debt), Wainwright (or any affiliate designated by Wainwright) shall have the right to act as sole book-running manager, sole underwriter or sole placement agent for such financing. If Wainwright or one of its affiliates decides to accept any such engagement, the agreement governing such engagement will contain, among other things, provisions for customary fees for transactions of similar size and nature and the provisions of this Agreement, including indemnification, which are appropriate to such a transaction.

B.          Term and Termination of Engagement; Exclusivity. The term of Wainwright’s exclusive engagement will begin on the date hereof and end sixty (60) days thereafter (the “Initial Term”); provided, however, that if an Offering is consummated within the Initial Term, the term of this Agreement shall be extended by an additional sixty (60) day period (the “Extension Term,” and together with the Initial Term, the “Term”). For clarity, the term “Term” shall mean the Initial Term if there is no Extension Term. Notwithstanding anything to the contrary contained herein, the Company agrees that the provisions relating to the payment of fees, reimbursement of expenses, right of first refusal, tail, indemnification and contribution, confidentiality, conflicts, independent contractor and waiver of the right to trial by jury will survive any termination or expiration of this Agreement. Notwithstanding anything to the contrary contained herein, the Company has the right to terminate the Agreement for cause in compliance with FINRA Rule 5110(g)(5)(B)(i). The exercise of such right of termination for cause eliminates the Company’s obligations with respect to the provisions relating to the tail fees and right of first refusal. Notwithstanding anything to the contrary contained in this Agreement, in the event that an Offering pursuant to this Agreement shall not be carried out for any reason whatsoever during the Term, the Company shall be obligated to pay to Wainwright its actual and accountable out-of-pocket expenses related to an Offering (including the fees and disbursements of Wainwright’s legal counsel) and, if applicable, for electronic road show service used in connection with an Offering to a limit of $100,000 in the aggregate. During Wainwright’s engagement hereunder: (i) the Company will not, and will not permit its representatives to, other than in coordination with Wainwright, contact or solicit institutions, corporations or other entities or individuals as potential purchasers of the Securities or investment banks in connection with an Offering and (ii) the Company will not pursue any financing transaction which would be in lieu of an Offering. Furthermore, the Company agrees that during Wainwright’s engagement hereunder, all inquiries from prospective investors will be referred to Wainwright. Additionally, except as set forth hereunder, the Company represents, warrants and covenants that no brokerage or finder’s fees or commissions are or will be payable by the Company or any subsidiary of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other third-party with respect to any Offering.

C.          Information; Reliance. The Company shall furnish, or cause to be furnished, to Wainwright all information requested by Wainwright for the purpose of rendering services hereunder and conducting due diligence (all such information being the “Information”). In addition, the Company agrees to make available to Wainwright upon request from time to time the officers, directors, accountants, counsel and other advisors of the Company. The Company recognizes and confirms that Wainwright (a) will use and rely on the Information, including any documents provided to investors in each Offering (the “Offering Documents”) which shall include any Purchase Agreement (as defined hereunder), and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same; (b) does not assume responsibility for the accuracy or completeness of the Offering Documents (other than such portion of the Offering Documents made in reliance upon, and in conformity with, written information furnished by Wainwright to the Company specifically for inclusion in the Offering Documents) or the Information and such other information; and (c) will not make an appraisal of any of the assets or liabilities of the Company. Upon reasonable request, the Company will meet with Wainwright or its representatives to discuss all information relevant for disclosure in the Offering Documents and will cooperate in any investigation undertaken by Wainwright thereof, including any document included or incorporated by reference therein. At each Offering, at the request of Wainwright, the Company shall deliver such legal letters (including, without limitation, negative assurance letters), opinions, comfort letters, officers’ and secretary certificates and good standing certificates, all in form and substance satisfactory to Wainwright and its counsel as is customary for such Offering. Wainwright shall be a third party beneficiary of any representations, warranties, covenants, closing conditions and closing deliverables made by the Company in any Offering Documents, including representations, warranties, covenants, closing conditions and closing deliverables made to any investor in an Offering.

D.          Related Agreements. At each Offering, the Company shall enter into the following additional agreements, as applicable:

1.
Underwritten Offering. If an Offering is an underwritten Offering, the Company and Wainwright shall enter into a customary underwriting agreement in form and substance satisfactory to the Company and its counsel and Wainwright and its counsel.

2.
Best Efforts Offering. If an Offering is on a best efforts basis, the sale of Securities to the investors in the Offering will be evidenced by a purchase agreement (“Purchase Agreement”) between the Company and such investors in a form reasonably satisfactory to the Company and Wainwright. Wainwright shall be a third party beneficiary with respect to the representations, warranties, covenants, closing conditions and closing deliverables included in the Purchase Agreement. Prior to the signing of any Purchase Agreement, officers of the Company with responsibility for financial affairs will be available to answer inquiries from prospective investors.

3.
ATM Offering. If an Offering is an ATM, the Company and Wainwright shall enter into a customary at-the-market sales agreement in form and substance satisfactory to the Company and its counsel and Wainwright and its counsel.

4.
Escrow, Settlement and Closing. If each Offering is not settled via delivery versus payment (“DVP”), the Company and Wainwright shall enter into an escrow agreement with a third party escrow agent pursuant to which Wainwright’s compensation and expenses shall be paid from the gross proceeds of the Securities sold. If the Offering is settled in whole or in part via DVP, Wainwright shall arrange for its clearing agent to provide the funds to facilitate such settlement; provided, however, if the clearing firm provides the funds in a best efforts offering and subsequent to such delivery an investor fails to provide the necessary funds to the clearing agent for such purchase of Securities, Wainwright shall instruct the clearing agent to promptly return any such Securities to the Company and the Company shall promptly return such investor’s purchase price to the clearing agent. The Company shall pay Wainwright closing costs, which shall also include the reimbursement of the out-of-pocket cost of the escrow agent or clearing agent, as applicable, which closing costs shall not exceed $15,950.

5.
FINRA Amendments. Notwithstanding anything herein to the contrary, in the event that Wainwright determines that any of the terms provided for hereunder shall not comply with a FINRA rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement (or include such revisions in the final underwriting agreement) in writing upon the request of Wainwright to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company than are reflected in this Agreement.

E.          Confidentiality. In the event of the consummation or public announcement of any Offering, Wainwright shall have the right to disclose its participation in such Offering, including, without limitation, the Offering at its cost of “tombstone” advertisements in financial and other newspapers and journals.

F.          Indemnity.

1.
In connection with the Company’s engagement of Wainwright hereunder, the Company hereby agrees to indemnify and hold harmless Wainwright and its affiliates, and the respective controlling persons, directors, officers, members, shareholders, agents and employees of any of the foregoing (collectively the “Indemnified Persons”), from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and reasonable and documented expenses incurred by any of them (including the reasonable and documented fees and expenses of counsel), as incurred, whether or not the Company is a party thereto (collectively a “Claim”), that are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with the Company’s engagement of Wainwright, or (B) otherwise relate to or arise out of Wainwright’s activities on the Company’s behalf under Wainwright’s engagement, and the Company shall reimburse any Indemnified Person for all reasonable and documented expenses (including the reasonable and documented fees and expenses of counsel) as incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. The Company will not, however, be responsible for any Claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of any such Indemnified Person for such Claim. The Company further agrees that no Indemnified Person shall have any liability to the Company for or in connection with the Company’s engagement of Wainwright except for any Claim incurred by the Company as a result of such Indemnified Person’s gross negligence or willful misconduct.

2.
The Company further agrees that it will not, without the prior written consent of Wainwright, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person from any and all liability arising out of such Claim.

3.
Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify the Company in writing of such complaint or of such assertion or institution but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, except and only to the extent such failure results in the forfeiture by the Company of substantial rights and defenses. If the Company is requested by such Indemnified Person, the Company will assume the defense of such Claim, including the employment of one counsel for such Indemnified Person (including local counsel, if applicable) and the payment of the reasonable and documented fees and expenses of such counsel, provided, however, that such counsel shall be satisfactory to the Indemnified Person and provided further that if the legal counsel to such Indemnified Person reasonably determines that the use of counsel chosen by the Company to represent such Indemnified Person would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and the Company, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to the Company, such Indemnified Person will employ its own separate counsel (including local counsel, if necessary) to represent or defend him, her or it in any such Claim and the Company shall pay the reasonable and documented fees and expenses of such counsel. If such Indemnified Person does not request that the Company assume the defense of such Claim, such Indemnified Person will employ its own separate counsel (including local counsel, if necessary) to represent or defend him, her or it in any such Claim and the Company shall pay the reasonable and documented fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if the Company fails timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Person shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by the Company therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In addition, with respect to any Claim in which the Company assumes the defense, the Indemnified Person shall have the right to participate in such Claim and to retain his, her or its own counsel therefor at his, her or its own expense.

4.
The Company agrees that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason then (whether or not Wainwright is the Indemnified Person), the Company and Wainwright shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and Wainwright on the other, in connection with Wainwright’s engagement referred to above, subject to the limitation that in no event shall the amount of Wainwright’s contribution to such Claim exceed the amount of fees actually received by Wainwright from the Company pursuant to Wainwright’s engagement. The Company hereby agrees that the relative benefits to the Company, on the one hand, and Wainwright on the other, with respect to Wainwright’s engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by the Company pursuant to the applicable Offering (whether or not consummated) for which Wainwright is engaged to render services bears to (b) the fee paid or proposed to be paid to Wainwright in connection with such engagement.

5.
The Company’s indemnity, reimbursement and contribution obligations under this Agreement (a) shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Person may have at law or at equity and (b) shall be effective whether or not the Company is at fault in any way.

G.          Limitation of Engagement to the Company. The Company acknowledges that Wainwright has been retained only by the Company, that Wainwright is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of Wainwright is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against Wainwright or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), employees or agents. Unless otherwise expressly agreed in writing by Wainwright, no one other than the Company is authorized to rely upon this Agreement or any other statements or conduct of Wainwright, and no one other than the Company is intended to be a beneficiary of this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by Wainwright to the Company in connection with Wainwright’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. Wainwright shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by Wainwright.

H.          Limitation of Wainwright’s Liability to the Company. Wainwright and the Company further agree that neither Wainwright nor any of its affiliates or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by Wainwright and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of Wainwright.

I.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. Any disputes that arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City of New York, State of New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City of New York, State of New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and State of New York. In the event Wainwright or any Indemnified Person is successful in any action, or suit against the Company, arising out of or relating to this Agreement, the final judgment or award entered shall be entitled to have and recover from the Company the reasonable and documented costs and expenses incurred in connection therewith, including its reasonable attorneys’ fees. Any rights to trial by jury with respect to any such action, proceeding or suit are hereby waived by Wainwright and the Company.

J.          Notices. All notices hereunder will be in writing and sent by certified mail, hand delivery, overnight delivery or e-mail, if sent to Wainwright, at the address set forth on the first page hereof, e-mail: notices@hcwco.com, Attention: Head of Investment Banking, and if sent to the Company, to the address set forth on the first page hereof, e-mail: mike.lawless@golifeward.com, Attention: Chief Financial Officer. Notices sent by certified mail shall be deemed received five days thereafter, notices sent by hand delivery or overnight delivery shall be deemed received on the date of the relevant written record of receipt, notices sent by e-mail shall be deemed received as of the date and time they were sent.

K.          Conflicts. The Company acknowledges that Wainwright and its affiliates may have and may continue to have investment banking and other relationships with parties other than the Company pursuant to which Wainwright may acquire information of interest to the Company. Wainwright shall have no obligation to disclose such information to the Company or to use such information in connection with any contemplated transaction.

L.          Anti-Money Laundering. To help the United States government fight the funding of terrorism and money laundering, the federal laws of the United States require all financial institutions to obtain, verify and record information that identifies each person with whom they do business. This means Wainwright must ask the Company for certain identifying information, including a government-issued identification number (e.g., a U.S. taxpayer identification number) and such other information or documents that Wainwright considers appropriate to verify the Company’s identity, such as certified articles of incorporation, a government-issued business license, a partnership agreement or a trust instrument.

M.          Miscellaneous. The Company represents and warrants that it has all requisite power and authority to enter into and carry out the terms and provisions of this Agreement and the execution, delivery and performance of this Agreement does not breach or conflict with any agreement, document or instrument to which it is a party or bound. Furthermore, the Company represents and warrants that no consent. permit, waiver. approval or authorization of any third party in connection with the execution, delivery and performance by the Company of this Agreement or an Offering, is required or has not been obtained. This Agreement shall not be modified or amended except in writing signed by Wainwright and the Company. This Agreement shall be binding upon and inure to the benefit of both Wainwright and the Company and their respective assigns, successors, and legal representatives. This Agreement constitutes the entire agreement of Wainwright and the Company with respect to the subject matter hereof and supersedes any prior agreements with respect to the subject matter hereto. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including electronic counterparts). each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures to this Agreement transmitted by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature. The undersigned hereby consents to receipt of this Agreement in electronic form and understands and agrees that this Agreement may be signed electronically. In the event that any signature is delivered by electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or otherwise by electronic transmission evidencing an intent to sign this Agreement, such electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Agreement by electronic mail or other electronic transmission is legal, valid and binding for all purposes.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by Wainwright and the Company, please sign in the space provided below, whereupon this letter shall constitute a binding Agreement as of the date indicated above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Mark W. Viklund
Name: Mark W. Viklund
Title: Chief Executive Officer
Date: January 6, 2025

Accepted and Agreed:

LIFEWARD LTD.

By: /s/ Lawrence Jasinski
Name: Lawrence Jasinski
Title: CEO